Hudson Pacific Properties, Inc.
Press Release

Hudson Pacific Appoints Barry Sholem to Board of Directors
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LOS ANGELES (March 16, 2023)—Hudson Pacific Properties, Inc. (NYSE: HPP), a unique provider of end-to-end real estate solutions for tech and media tenants, today announced that Barry Sholem has been appointed to the company’s Board of Directors effective March 13, 2023. Sholem succeeds outgoing board member Robert Harris II.

Sholem is the Founder and Partner of Real Estate for investment advisory firm MSD Partners, L.P., and currently serves as the Chairman and Senior Advisor of Real Estate for BDT & MSD Partners, a merchant bank. He previously served as Chairman of DLJ Real Estate Capital Partners, a real estate fund that he co-founded and that invested in a broad range of real estate-related assets. Prior to that, he served as Managing Director at Credit Suisse First Boston and as head of the west coast real estate group for Goldman Sachs.

“Our entire organization is grateful to Robert for his nine years of invaluable service during a time of significant growth for Hudson Pacific. Barry will be an excellent addition to our Board of Directors as we leverage his extensive and proven record of investing in real estate and operating assets in our markets. We believe we will also benefit from his experience navigating through multiple cycles as we seek to create long-term value for our shareholders,” said Victor Coleman, Chairman and Chief Executive Officer of Hudson Pacific.

Sholem is a member of the Urban Land Institute, the Real Estate Roundtable and the University of California, Berkeley Real Estate Advisory Board. He is also a board member for SITE Centers (NYSE: SITC). Sholem received a B.A. from Brown University and an MBA from Northwestern University’s J.L. Kellogg Graduate School of Management.

About Hudson Pacific Properties
Hudson Pacific Properties (NYSE: HPP) is a real estate investment trust serving dynamic tech and media tenants in global epicenters for these synergistic, converging and secular growth industries. Hudson Pacific’s unique and high-barrier tech and media focus leverages a full-service, end-to-end value creation platform forged through deep strategic relationships and niche expertise across identifying, acquiring, transforming and developing properties into world-class amenitized, collaborative and sustainable office and studio space. For more information visit HudsonPacificProperties.com.

Forward-Looking Statements
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Hudson Pacific Properties, Inc.
Press Release

Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, and other risks described in documents subsequently filed by the company from time to time with the SEC.

Investor Contact
Laura Campbell
Executive Vice President, Investor Relations & Marketing
(310) 622-1702
lcampbell@hudsonppi.com

Media Contact
Laura Murray
Senior Director, Communications
(310) 622-1781
lmurray@hudsonppi.com